                                POWER OF ATTORNEY

     I, Frank K.  Reilly,  Trustee of The UBS Funds and UBS  Relationship  Funds
(each a  "Trust"),  hereby  constitute  and appoint  Amy R.  Doberman,  David M.
Goldenberg,  Bruce G. Leto, Mark A. Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts,  any amendments to the current registration  statement of the Trust on Form N-1A (as filed with the  Securities and Exchange  Commission)  and any  registration  statement of the Trust on Form
N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange
Commission,  and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

     Signature                Title                              Date
     ---------                -----                              ----

/s/ Frank K. Reilly          Trustee                       December 3, 2002
--------------------
Frank K. Reilly

                                POWER OF ATTORNEY

     I,  Walter E.  Auch,  Trustee of The UBS Funds and UBS  Relationship  Funds
(each a  "Trust"),  hereby  constitute  and appoint  Amy R.  Doberman,  David M.
Goldenberg,  Bruce G. Leto, Mark A. Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts,  any amendments to the current registration  statement of the Trust on Form N-1A (as filed with the  Securities and Exchange  Commission)  and any  registration  statement of the Trust on Form
N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange
Commission,  and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

   Signature                     Title                              Date
   ---------                     -----                              ----

/s/ Walter E. Auch              Trustee                       December 3, 2002
-------------------
Walter E. Auch

                                POWER OF ATTORNEY

     I,  Edward M.  Roob,  Trustee of The UBS Funds and UBS  Relationship  Funds
(each a  "Trust"),  hereby  constitute  and appoint  Amy R.  Doberman,  David M.
Goldenberg,  Bruce G. Leto, Mark A. Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts,  any amendments to the current registration  statement of the Trust on Form N-1A (as filed with the  Securities and Exchange  Commission)  and any  registration  statement of the Trust on Form
N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange
Commission,  and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

    Signature                   Title                              Date
    ---------                   -----                              ----

/s/ Edward M. Roob             Trustee                       December 3, 2002
------------------
Edward M. Roob

                                POWER OF ATTORNEY

     I,  Brian  M.  Storms,  President  and  Trustee  of The UBS  Funds  and UBS
Relationship  Funds  (each a  "Trust"),  hereby  constitute  and  appoint Amy R.
Doberman,  David M.  Goldenberg,  Bruce G.  Leto,  Mark A.  Sheehan  and Jana L.
Cresswell,  and each of them  singly,  my true and lawful  attorneys,  with full power to sign for me, in my name and in my capacity as President  and Trustee of the Trusts, any amendments to the current registration statement of the Trust on
Form  N-1A (as  filed  with the  Securities  and  Exchange  Commission)  and any registration  statement of the Trust on Form N-14, or any amendments thereto, to be filed  with the  Securities  and  Exchange  Commission,  and all  instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature  as  it  may  be  signed  by  said  attorneys  to  these  registration statements, amendments to such registration statements and other instruments.

   Signature                         Title                         Date
   ---------                         -----                         ----

/s/ Brian M. Storms          President and Trustee           December 3, 2002
-------------------
Brian M. Storms

                                POWER OF ATTORNEY

     I, Paul H. Schubert,  Treasurer and Principal Accounting Officer of The UBS
Funds and UBS Relationship Funds (each a "Trust"), hereby constitute and appoint
Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and Jana L.
Cresswell,  and each of them  singly,  my true and lawful  attorneys,  with full power to sign for me, in my name and in my capacity as Treasurer  and  Principal
Accounting  Officer of the Trusts,  any  amendments to the current  registration statement of the Trust on Form N-1A (as filed with the  Securities  and Exchange
Commission)  and any  registration  statement of the Trust on Form N-14,  or any amendments thereto, to be filed with the Securities and Exchange Commission, and all  instruments  necessary  or desirable in  connection  therewith,  and hereby ratify and confirm my signature  as it may be signed by said  attorneys to these registration  statements,  amendments to such registration  statements and other instruments.

   Signature                         Title                           Date
   ---------                         -----                           ----

/s/ Paul H. Schubert    Treasurer and Principal Accounting      December 3, 2002
--------------------               Officer
Paul H. Schubert